Acquisitions	12 Months Ended
Dec. 31, 2016
Acquisitions
Acquisitions

3. Acquisitions

During the year ended December 31, 2016, the Company entered into several purchase and sale agreements (as described below). No business combinations occurred during the twelve months ended December 31, 2015 and 2014.

Merge Acquisition

On August 18, 2016, JEH entered into a definitive purchase and sale agreement with SCOOP Energy Company, LLC, an Oklahoma limited liability company, to acquire oil and gas properties located in the Merge area of the STACK/SCOOP (the “Merge”) play in Central Oklahoma (the “Merge Acquisition”). The oil and gas properties acquired in the Merge Acquisition principally consist of approximately 18,000 undeveloped net acres in Canadian, Grady and McClain Counties, Oklahoma. The Company closed the Merge Acquisition on September 22, 2016, for cash consideration of $136.8 million. This transaction has been accounted for as an asset acquisition. The Company used proceeds from our equity offerings to fund a portion of the purchase. See Note 12, “Stockholders’ and Mezzanine equity”.

Anadarko Acquisition

On August 3, 2016, JEH entered into a definitive agreement to acquire producing and undeveloped oil and gas assets in the Western Anadarko basin (the “Anadarko Acquisition”) for $27.1 million, subject to customary closing adjustments. Upon final closing, which occurred October 24, 2016, the transaction closed for $25.9 million. This transaction was accounted for as a business combination. The Company allocated $32.3 million to “Oil and gas properties,” with $3.0 million allocated to “Unproved” properties, $17.0 million allocated to “Proved” properties, and $12.3 million allocated to “Wells and equipment and related facilities”, based on the respective fair values of the assets acquired. Additionally, the Company allocated $6.4 million to our ARO liability associated with those proved properties. As of December 31, 2016, the measurement-period remains open. The Anadarko Acquisition did not result in a significant impact to revenues or net income and as such, pro forma financial information was not included. The Company funded the Anadarko Acquisition with cash on hand.

The assets acquired in the Anadarko Acquisition included interests in 174 wells, 59% of which were operated by the company, and approximately 25,000 net acres in Lipscomb and Ochiltree Counties in the Texas Panhandle. The Company closed the Anadarko Acquisition on August 25, 2016, at which time, the acquired acreage was producing approximately 900 barrels of oil equivalent per day.